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                                                                    EXHIBIT 99.2


                     SECOND QUARTER RESULTS CONFERENCE CALL
                                   NEIL SHOOP
                                 AUGUST 7, 2003

                                                       DIAL IN ON UNIQUE PHONE #
                                                       9-1-(785) 832-2267

NEIL SHOOP:

THANK YOU ROBERT

GOOD MORNING FROM DALLAS, TEXAS AND WELCOME TO THE TRINITY INDUSTRIES' SECOND QUARTER RESULTS CONFERENCE CALL. I'M NEIL SHOOP, TREASURER FOR TRINITY. THANK YOU FOR BEING WITH US TODAY.

         1.       WITH ME TODAY ARE:

                  a.       TIM WALLACE, CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE
                           OFFICER

                  b.       JOHN ADAMS, EXECUTIVE VICE PRESIDENT

                  c. JIM IVY, SR. VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, AND...

                  d.       CHAS MICHEL, CONTROLLER

         2. A REPLAY OF THIS CONFERENCE CALL WILL BE AVAILABLE STARTING ONE HOUR AFTER THE CONFERENCE CALL ENDS TODAY THROUGH MIDNIGHT ON THURSDAY, AUGUST 14TH.

         3.       THE REPLAY NUMBER IS (402) 530-0420.

A. I WOULD ALSO LIKE TO WELCOME OUR AUDIO WEBCAST LISTENERS TODAY. REPLAY OF THIS BROADCAST WILL ALSO BE AVAILABLE ON OUR WEBSITE LOCATED AT www.trin.net.

B.       IN A MOMENT, JOHN ADAMS, JIM IVY AND CHAS MICHEL WILL HAVE SOME BRIEF
         COMMENTS.

         1.       THEN, TIM WALLACE WILL GIVE HIS PERSPECTIVE AND OUTLOOK.

         2.       FOLLOWING THAT, WE'LL MOVE TO THE Q&A SESSION.

C.       BEFORE WE GET STARTED, LET ME REMIND YOU THAT:

                  "TODAY'S CONFERENCE CALL CONTAINS FORWARD LOOKING STATEMENTS AS DEFINED BY THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND


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                  INCLUDES STATEMENTS AS TO EXPECTATIONS, INTENTIONS AND
                  PREDICTIONS OF FUTURE FINANCIAL PERFORMANCE. STATEMENTS THAT ARE NOT HISTORICAL FACTS ARE FORWARD LOOKING. PARTICIPANTS ARE DIRECTED TO TRINITY'S FORM 10-K AND OTHER SEC FILINGS FOR A DESCRIPTION OF CERTAIN OF THE BUSINESS ISSUES AND RISKS, A CHANGE IN ANY OF WHICH COULD CAUSE ACTUAL RESULTS OR OUTCOMES TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN THE FORWARD LOOKING STATEMENTS.

D.       NOW, HERE'S JOHN ADAMS.  JOHN ...

JOHN
JIM
CHAS
TIM

E.       THANKS, TIM.  NOW OUR OPERATOR WILL PREPARE US FOR THE Q & A SESSION.
         ROBERT.

Q & A SESSION

         THANKS, ROBERT

1.       THIS CONCLUDES TODAY'S CONFERENCE CALL.

2. REMEMBER, A REPLAY OF THIS CALL WILL BE AVAILABLE STARTING ONE HOUR AFTER THIS CALL ENDS TODAY THROUGH MIDNIGHT, THURSDAY, AUGUST 14TH.

3.       THE ACCESS NUMBER IS (402) 530-0420.

4. ALSO, THIS REPLAY WILL BE AVAILABLE ON OUR WEBSITE LOCATED AT www.trin.net.

5.       WE'LL LOOK FORWARD TO VISITING WITH YOU AGAIN ON OUR NEXT CONFERENCE
         CALL.

6.       THANK YOU FOR JOINING US THIS MORNING.